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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 24, 2005






                                       ZAP
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             (Exact name of Registrant as specified in its charter)



         CALIFORNIA                 0-303000                     94-3210624
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)



                                501 FOURTH STREET
                              SANTA ROSA, CA, 95401
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                    (Address of principal executive offices)



                                 (707) 525-8658
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               Registrant's telephone number, including area code







________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2005 , ZAP a California company, and Fusion Capital Fund II,LLC, mutually terminated their existing $24 million common stock agreement which was entered into on July 22, 2004. In connection with this termination agreement, ZAP will repurchase the $500,000 of common stock originally purchased by Fusion Capital Fund II, LLC. In addition, Fusion Capital Fund II, LLC will retain the warrants that were previously issued by ZAP.






ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)    Exhibits.

                   Exhibit No.                  Description
                   -----------                  -----------

                      10.1 Mutual Termination Agreement dated February 22, 2005 with Fusion Capital Fund II, LLC.

                      99.1      Press Release dated February  25, 2005




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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


February  24, 2005



ZAP


BY:


/s/ Steven Schneider
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Steven M. Schneider,
Chief Executive Officer